UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

CLIMB BIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 145
Wellesley Hills, Massachusetts		02481
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 857-2596

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLYM	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Senior Vice President, Finance

On April 1, 2026, Climb Bio, Inc. (the “Company”) and Cindy Driscoll, its Senior Vice President, Finance and principal accounting officer, mutually agreed that Ms. Driscoll would separate from the Company, effective April 30, 2026 (the “Separation Date”).

Appointment of Principal Accounting Officer

As a result of Ms. Driscoll’s separation, Dr. Altschuller, the Company’s Chief Financial Officer and principal financial officer, will also serve as the Company’s principal accounting officer, effective as of the Separation Date.

Susan Altschuller, Ph.D., MBA, 44, has served as the Company’s Chief Financial Officer since October 2025. She most recently served as Chief Financial Officer of Dragonfly Therapeutics, Inc., a private biotechnology company, from August 2024 to December 2024. Prior to that, she served as the Chief Financial Officer of Cerevel Therapeutics, Inc., or Cerevel, a publicly traded clinical-stage biopharmaceutical company, from May 2023 until its acquisition by AbbVie Inc. in August 2024. Prior to joining Cerevel, Dr. Altschuller was Chief Financial Officer of ImmunoGen, Inc., or ImmunoGen, a publicly traded biopharmaceutical company, from July 2020 to March 2023. Before ImmunoGen, Dr. Altschuller worked at Alexion Pharmaceuticals, Inc., a global biopharmaceutical company, where she served as Head of Enterprise Finance from April 2020 to July 2020 and Head of Investor Relations from January 2018 to April 2020. Dr. Altschuller holds a BSE in Biomedical Engineering with honors from Tulane University, a Ph.D. in biomedical engineering from the Illinois Institute of Technology, and an MBA from the MIT Sloan School of Management. She previously served as a director of Mural Oncology plc from November 2023 to September 2024 and is a founding board member of the HNRNP Family Foundation.

Dr. Altschuller does not have a family relationship with any of the Company’s officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There have been no changes to Dr. Altschuller’s compensatory plans or arrangements in connection with her appointment described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Climb Bio, Inc.

Date: April 3, 2026	By:	/s/ Aoife Brennan
Aoife Brennan, M.B., Ch.B.
President and Chief Executive Officer